EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
EXCHANGE ACT RULE 13a-14(a)/15d-14(a) AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Philip A. Hadley, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of FactSet Research Systems Inc.;

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit tostate a material fact necessary to make the statements made, in light of the circumstances under which suchstatements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairlypresent in all material respects the financial condition, results of operations and cash flows of the registrant as of,and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controlsand procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financialreporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to bedesigned under our supervision, to ensure that material information relating to the registrant, including itsconsolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financialreporting to be designed under our supervision, to provide reasonable assurance regarding the reliability offinancial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the registrant’s internal control over financial reporting that occurredduring the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely tomaterially affect, the registrant’s internal control over financial reporting;

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internalcontrol over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board ofdirectors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control overfinancial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process,summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have any significantrole in the registrant’s internal control over financial reporting.

Date: January 9, 2013
/s/ PHILIP A. HADLEY
Philip A. Hadley
Chairman and Chief Executive Officer
(Principal Executive Officer)